As filed with the Securities and Exchange Commission on July 2, 2015
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21168
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Intermediate Municipal Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2015
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the

Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
The following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Intermediate Municipal
Closed-End Funds

Neuberger Berman California Intermediate
Municipal Fund Inc.

Neuberger Berman Intermediate Municipal
Fund Inc.

Neuberger Berman New York Intermediate
Municipal Fund Inc.

Semi-Annual Report

April 30, 2015

Contents

President’s Letter	1

PORTFOLIO COMMENTARIES	2

SCHEDULE OF INVESTMENTS
California Intermediate Municipal Fund Inc.	6
Intermediate Municipal Fund Inc.	10
New York Intermediate Municipal Fund Inc.	18

FINANCIAL STATEMENTS	28

FINANCIAL HIGHLIGHTS/PER SHARE DATA
California Intermediate Municipal Fund Inc.	39
Intermediate Municipal Fund Inc.	40
New York Intermediate Municipal Fund Inc.	41

Distribution Reinvestment Plan for each Fund	44
Directory	47
Proxy Voting Policies and Procedures	48
Quarterly Portfolio Schedule	48
Privacy Notice	Located after the Funds’ Report

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present this semi-annual report for the Neuberger Berman Intermediate Municipal Closed-End Funds for the six months ended April 30, 2015. The report includes portfolio commentaries, listings of the Funds’ investments and their unaudited financial statements for the reporting period.

Each Fund’s investment objective is to provide a high level of current income exempt from regular federal income tax and, for each state-specific Fund, a high level of current income exempt from that state’s personal income taxes (and, in the case of the New York Fund, New York City personal income tax).

We maintain a conservative investment philosophy and disciplined investment process in an effort to provide you with superior tax-exempt current income over the long term with less volatility and risk.

On March 16, 2015, Neuberger Berman New York Intermediate Municipal Fund Inc. announced a decrease in its monthly distribution rate to $0.057 per share of common stock from the prior monthly distribution rate of $0.065 per share. The change was reflected in the Fund’s April 15, 2015 distribution. The decrease in distribution rate is the result of numerous factors, including a general decline in yields available in the New York municipal market and the impact this has had on the Fund’s level of earnings.

Thank you for your confidence in the Funds. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

1

Neuberger Berman Intermediate Municipal Closed-End Funds Portfolio Commentaries

For the six months ended April 30, 2015, on a net asset value (NAV) basis, all three of the Neuberger Berman Intermediate Municipal Closed-End Funds posted positive returns and outperformed their benchmark, the Barclays 10-Year Municipal Bond Index. California Intermediate Municipal Fund Inc., Intermediate Municipal Fund Inc. and New York Intermediate Municipal Fund Inc. posted 2.18%, 2.61% and 1.90% total returns for the period, respectively, whereas the benchmark generated a 1.29% return. (Fund performance on a market basis is provided in the table immediately following this letter.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) contributed to the performance of each Fund given the positive return delivered by the municipal market during the reporting period.

During the reporting period, the municipal bond market was supported by overall improving fundamentals and low defaults. While new municipal security supply sharply increased during the period, this was generally well absorbed by investor demand. Still, the increase in supply was a key reason why municipal securities lagged equal-duration Treasuries during the period.

Given the steepness of the municipal yield curve and our aim to generate incremental income, we maintained long durations for the Funds during the reporting period. While we allowed the Funds’ durations to drift shorter during the period, the leverage-adjusted duration remained longer than the index. This contributed to performance. In terms of the Funds’ yield curve positioning, we maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund’s benchmark is concentrated in the eight- to 12-year portion of the curve. Yield curve positioning did not meaningfully impact performance.

The Funds maintained a lower quality bias than that of the benchmark in an attempt to generate additional yield. This was additive for results given the outperformance of lower-quality bonds during the reporting period. From a sector perspective, an underweight to hospitals detracted from results as it was the best performing sector within the index. Security selection had a mixed impact on performance during the reporting period.

We maintain our positive outlook for the municipal bond market. We believe the U.S. economy will gain some traction as the year progresses, which should lead to generally improving fundamentals. While we think that new issuance in the municipal market will be higher in 2015 versus last year, we anticipate it could be absorbed by solid investor demand for municipal securities. We also do not anticipate a dramatic increase in yields given what we believe to be continued slack in the global economy and modest inflation, in addition to the U.S. Federal Reserve’s assurances that it is in no hurry to raise interest rates. Against this backdrop, we currently plan to maintain the Funds’ barbelled yield curve structure.

Sincerely,

James L. Iselin and S. Blake Miller
Portfolio Co-Managers

The portfolio composition, industries and holdings of each Fund are subject to change.

The opinions expressed are those of the Funds’ portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Funds, as well as the market value of shares of a Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

2

TICKER SYMBOLS
California Intermediate Municipal Fund Inc.	NBW
Intermediate Municipal Fund Inc.	NBH
New York Intermediate Municipal Fund Inc.	NBO

CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC. PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
California	85.0%
Florida	0.8
Guam	2.0
Illinois	1.2
Louisiana	0.4
Nevada	0.8
New Jersey	0.6
North Carolina	0.5
Pennsylvania	1.5
Puerto Rico	5.3
Tennessee	0.4
Texas	1.3
Virgin Islands	0.2
Total	100.0%

NEW YORK INTERMEDIATE MUNICIPAL FUND INC. PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
California	3.3%
Florida	0.4
Guam	2.3
Illinois	0.8
Louisiana	0.5
Nevada	0.9
New York	85.8
Pennsylvania	1.8
Puerto Rico	2.6
Virgin Islands	0.2
Other	1.4
Total	100.0%
PERFORMANCE HIGHLIGHTS[1]
		Six Month	Average Annual Total Return
	Inception	Period End	Ended 04/30/2015
At NAV[2]	Date	04/30/2015	1 Year	5 Years	10 Years	Life of Fund
California Intermediate
Municipal Fund Inc.	09/24/2002	2.18%	8.80%	6.50%	5.74%	6.10%
Intermediate Municipal
Fund Inc.	09/24/2002	2.61%	11.03%	8.03%	6.32%	6.61%
New York Intermediate
Municipal Fund Inc.	09/24/2002	1.90%	7.81%	5.60%	5.21%	5.61%
At Market Price[3]
California Intermediate
Municipal Fund Inc.	09/24/2002	8.59%	14.18%	9.06%	7.78%	6.24%
Intermediate Municipal
Fund Inc.	09/24/2002	4.33%	10.29%	8.02%	7.23%	6.00%
New York Intermediate
Municipal Fund Inc.	09/24/2002	4.06%	8.22%	5.31%	6.49%	5.17%
Index
Barclays 10-Year
Municipal Bond Index[4]		1.29%	4.61%	5.18%	5.03%	4.85%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the open market through a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of a Fund’s common stock.

The investment return and market price will fluctuate and shares of a Fund’s common stock may trade at prices below NAV. Shares of a Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not waived a portion of its investment management fees during certain of the periods shown. Please see the Notes to Financial Highlights for additional information regarding fee waivers.

INTERMEDIATE MUNICIPAL FUND INC. PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Alabama	0.5%	New Hampshire	0.3%
Arizona	4.8	New Jersey	3.5
California	18.9	New York	7.3
Colorado	2.6	North Carolina	2.3
Connecticut	0.3	Ohio	0.9
District of Columbia	1.7	Oklahoma	0.5
Florida	3.4	Oregon	0.1
Guam	1.1	Pennsylvania	4.9
Hawaii	1.7	Puerto Rico	0.5
Illinois	10.9	Rhode Island	1.2
Indiana	3.2	Tennessee	1.1
Iowa	2.2	Texas	4.2
Louisiana	0.9	Utah	1.2
Maine	0.5	Vermont	1.6
Maryland	0.5	Virginia	0.4
Massachusetts	4.8	Washington	2.4
Michigan	0.8	West Virginia	0.2
Minnesota	1.0	Wisconsin	2.9
Mississippi	0.9	Tax Exempt Preferred	0.4
Missouri	1.3	Other	0.5
Nevada	1.6	Total	100.0%

3

Endnotes

1	A portion of each Fund’s income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

2	Returns based on the NAV of each Fund.

3	Returns based on the market price of shares of each Fund’s common stock on the NYSE MKT.

4	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on any of the Neuberger Berman Intermediate Municipal Closed-End Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

4

Description of Index

Barclays 10-Year Municipal Bond Index:	The index is the 10-year (8-12 years to maturity) component of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt bond market and has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Funds may invest in securities not included in the above described index and generally do not invest in all securities included in the index.

5

Schedule of Investments California Intermediate Municipal Fund Inc. (Unaudited) 4/30/15

PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

Municipal Notes (167.1%)

California (142.1%)
$1,000	Bay Area Toll Au. Toll Bridge Rev., Ser. 2013-S-4, 5.00%, due 4/1/27	$1,167
1,500	Bay Area Toll Au. Toll Bridge Rev. (San Francisco Bay Area), Ser. 2012, 5.00%, due 4/1/21	1,792
500	California Ed. Fac. Au. Rev. (Scripps College), Ser. 2007, (National Public Finance Guarantee Corp.	511	ß
	Insured), 5.00%, due 11/1/15
2,000	California HFA Home Mtge. Rev., Ser. 2006-E, (FGIC Insured), 4.88%, due 2/1/17	2,036
1,000	California HFA Home Mtge. Rev., Ser. 2006-E, (FGIC Insured), 4.95%, due 8/1/26	1,011
230	California HFA Home Mtge. Rev., Ser. 2007-E, 5.00%, due 2/1/42	235
1,500	California Hlth. Facs. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2005, 5.00%, due 11/15/21	1,536	ß
1,000	California Hlth. Facs. Fin. Au. Rev. (Children’s Hosp. Los Angeles), Ser. 2012-A, 5.00%, due 11/15/26	1,126	ß
500	California Infrastructure & Econ. Dev. Bank Rev. (Los Angeles Co. Museum of Natural History	500	µß
	Foundation), Ser. 2008-B, (LOC: Wells Fargo Bank N.A.), 0.11%, due 9/1/37
1,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Lease Rev. (King City Joint Union High Sch.	1,147
	Dist. Fin.), Ser. 2010, 5.13%, due 8/15/24
1,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.), Ser. 2014,	1,009	#ß
	5.63%, due 7/1/44
500	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.), Ser. 2014,	498	Ñß
	5.13%, due 7/1/29
300	California Muni. Fin. Au. Ed. Rev. (American Heritage Ed. Foundation Proj.), Ser. 2006-A,	307	ß
	5.00%, due 6/1/16
375	California Muni. Fin. Au. Rev. (Biola Univ.), Ser. 2013, 4.00%, due 10/1/25	403	ß
410	California Muni. Fin. Au. Rev. (Biola Univ.), Ser. 2013, 4.00%, due 10/1/26	434	ß
455	California Muni. Fin. Au. Rev. (Biola Univ.), Ser. 2013, 4.00%, due 10/1/27	477	ß
1,040	California Muni. Fin. Au. Rev. (Loma Linda Univ.), Ser. 2007, 5.00%, due 4/1/21	1,119	ß
600	California Muni. Fin. Au. Rev. (Southwestern Law Sch.), Ser. 2011, 6.00%, due 11/1/26	709	ß
605	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group), Ser. 2014-A,	636	ß
	4.00%, due 1/1/27
630	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group), Ser. 2014-A,	659	ß
	4.00%, due 1/1/28
330	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group), Ser. 2014-A,	331	ß
	4.00%, due 1/1/29
400	California Sch. Fac. Fin. Au. Rev. (Alliance College - Ready Pub. Sch. Proj.), Ser. 2015-A,	433	ñß
	5.00%, due 7/1/30
450	California Sch. Fac. Fin. Au. Rev. (KIPP LA Proj.), Ser. 2014-A, 4.13%, due 7/1/24	473	ß
555	California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. (Wtr. Sys.), Ser. 2012-AN, 5.00%, due 12/1/21	672
2,000	California St. Dept. of Wtr. Res. Supply Rev., Ser. 2010-L, 5.00%, due 5/1/22	2,336
20	California St. G.O., Ser. 2002, 5.00%, due 10/1/17	20
1,500	California St. G.O., Ser. 2012, 5.00%, due 2/1/27	1,743
2,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/27	2,241	ñß
1,095	California St. Pub. Works Board Lease Rev. (California Comm. Colleges), Ser. 2004-B,	1,099
	5.50%, due 6/1/20
1,000	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svc.) (Cap. East End ), Ser. 2002-A,	1,004
	(AMBAC Insured), 5.25%, due 12/1/16
600	California St. Sch. Fin. Au. Ed. Facs. Rev. (Partnerships Uplifts Comm. Valley Proj.), Ser. 2014-A,	662	ß
	5.35%, due 8/1/24
1,000	California St. Var. Purp. G.O., Ser. 2012, 4.00%, due 9/1/21	1,138
120	California Statewide CDA Cert. of Participation Rev. (The Internext Group), Ser. 1999,	120	ß
	5.38%, due 4/1/17
1,000	California Statewide CDA Hlth. Fac. Rev. (Adventist Hlth.), Ser. 2005-A, 5.00%, due 3/1/20	1,002	ß
995	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007-A, 5.30%, due 11/1/18	1,060	ß
720	California Statewide CDA Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured),	831	ß
	5.00%, due 10/1/26
610	California Statewide CDA Rev. (Lancer Ed. Std. Hsg. Proj.), Ser. 2007, 5.40%, due 6/1/17	629	ß
700	California Statewide CDA Rev. (Redwoods Proj.), Ser. 2013, 5.00%, due 11/15/28	808	ß
1,255	California Statewide CDA Rev. (Sr. Living So. California Presbyterian Homes), Ser. 2009,	1,385	ñß
	6.25%, due 11/15/19
1,500	California Statewide CDA Rev. (St. Joseph Hlth. Sys.), Ser. 2000, (National Public Finance Guarantee	1,675	ß
	Corp. Insured), 5.13%, due 7/1/24

See Notes to Schedule of Investments	6

Schedule of Investments California Intermediate Municipal Fund Inc. (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

$195	California Statewide CDA Rev. (Valley Care Hlth. Sys.), Ser. 2007-A, 4.80%, due 7/15/17	$198	ß
350	Corona Norco Unified Sch. Dist. Pub. Fin. Au. Sr. Lien Rev., Ser. 2013-A, 5.00%, due 9/1/26	398
560	Corona Norco Unified Sch. Dist. Pub. Fin. Au. Sr. Lien Rev., Ser. 2013-A, 5.00%, due 9/1/27	634
1,365	Daly City Hsg. Dev. Fin. Agcy. Rev. Ref. (Franciscan Mobile Home Park), Ser. 2007-A,	1,494	ß
	5.00%, due 12/15/21
2,000	Davis Joint Unified Sch. Dist. Cert. of Participation (Yolo Co.), Ser. 2014, (BAM Insured),	2,248
	4.00%, due 8/1/24
1,250	Emeryville Redev. Agcy. Successor Agcy. Tax Allocation Ref. Rev., Ser. 2014-A, (AGM Insured),	1,507
	5.00%, due 9/1/25
1,000	Fresno Unified Sch. Dist. Ref. G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured),	1,091
	6.00%, due 2/1/17
2,000	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2010,	2,075
	5.50%, due 12/1/24
1,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured),	1,212	[h]
	0.00%, due 8/1/40
1,000	Inglewood Pub. Fin. Au. Ref. Rev., Ser. 2012, 5.00%, due 8/1/18	1,098
1,000	Inglewood Unified Sch. Dist. Facs. Fin. Au. Rev., Ser. 2007, (AGM Insured), 5.25%, due 10/15/26	1,186
150	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2), Ser. 2013, 4.00%, due 9/1/23	158
300	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2), Ser. 2013, 4.00%, due 9/1/24	316
450	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2), Ser. 2013, 4.00%, due 9/1/25	466
645	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2), Ser. 2013, 3.50%, due 9/1/26	650
690	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2), Ser. 2013, 3.63%, due 9/1/27	693
3,100	Irvine Unified Sch. Dist. Spec. Tax (Comm. Facs. Dist. Number 9), Ser. 2014-A, (LOC: U.S Bank),	3,100	µ
	0.12%, due 9/1/53
680	Jurupa Pub. Fin. Auth. Spec. Tax Rev., Ser. 2014-A, 5.00%, due 9/1/24	802
315	La Verne Cert. of Participation (Brethren Hillcrest Homes), Ser. 2014, 5.00%, due 5/15/26	353	ß
500	La Verne Cert. of Participation (Brethren Hillcrest Homes), Ser. 2014, 5.00%, due 5/15/29	552	ß
1,105	Lodi Pub. Fin. Au. Lease Rev., Ser. 2012, 5.25%, due 10/1/26	1,283
720	Long Beach Fin. Au. Rev., Ser. 1992, (AMBAC Insured), 6.00%, due 11/1/17	740
3,900	Los Angeles Co. Metro. Trans. Au. Sales Tax Prop. A First Tier Sr. Rev., Ser. 2012-A,	4,715
	5.00%, due 7/1/21
2,000	Los Angeles Muni. Imp. Corp. Lease Ref. Rev. (Real Property), Ser. 2012-C, 5.00%, due 3/1/27	2,278
500	Los Angeles Reg. Arpt. Imp. Corp. Lease Rev. (Laxfuel Corp.), Ser. 2012, 4.50%, due 1/1/27	529	ß
1,070	Mill Valley Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-A, 0.00%, due 8/1/19	920
1,000	Mountain House Pub. Fin. Au. Utils. Sys. Rev., Ser. 2007, 5.00%, due 12/1/22	1,103
1,385	Ohlone Comm. College Dist. G.O. (Election 2010), Ser. 2014-B, 0.00%, due 8/1/29	759
1,490	Oxnard Harbor Dist. Rev., Ser. 2011-B, 4.50%, due 8/1/24	1,529
1,500	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,688
1,000	Rancho Cucamonga Redev. Agcy. Successor Agcy. Tax Allocation Rev. (Rancho Redev. Proj.), Ser.	1,184
	2014, (AGM Insured), 5.00%, due 9/1/27
495	Riverside Co. Comm. Facs. Dist. Spec. Tax Rev. (Scott Road), Ser. 2013, 4.00%, due 9/1/21	495
600	Riverside Co. Comm. Facs. Dist. Spec. Tax Rev. (Scott Road), Ser. 2013, 5.00%, due 9/1/25	640
1,320	Riverside Co. Trans. Commission Toll Rev. Sr. Lien (Cap. Appreciation), Ser. 2013-B,	1,050
	0.00%, due 6/1/22
1,500	Riverside Co. Trans. Commission Toll Rev. Sr. Lien (Cap. Appreciation), Ser. 2013-B,	1,135
	0.00%, due 6/1/23
360	Roseville Stone Point Comm. Fac. Dist. Number 1 Special Tax Rev., Ser. 2003, 5.70%, due 9/1/17	361
1,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured),	1,209
	5.25%, due 12/1/24
400	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured),	481
	5.25%, due 12/1/26
2,600	Sacramento Muni. Utils. Dist. Elec. Rev., Ser. 1997-K, (AMBAC Insured), 5.70%, due 7/1/17	2,881
1,350	San Bernardino Comm. College Dist. G.O. (Election 2002), Ser. 2008-A, 6.25%, due 8/1/24	1,580
	Pre-Refunded 8/1/18
400	San Diego Pub. Facs. Fin. Au. Lease Rev. (Ballpark), Ser. 2007-A, (AMBAC Insured),	431
	5.25%, due 2/15/19
830	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.80%, due 9/1/15	832
820	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.90%, due 9/1/16	822
750	San Francisco City & Co. Arpts. Commission Int’l Ref. Rev., Ser. 2009-D2, 3.00%, due 5/1/21	802
1,000	San Francisco City & Co. Arpts. Commission Int’l Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/21	1,147

See Notes to Schedule of Investments	7

Schedule of Investments California Intermediate Municipal Fund Inc. (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

$2,115	San Francisco City & Co. Redev. Fin. Au. Tax Allocation (San Francisco Redev. Proj.), Ser. 2003-B,	$2,117
	(National Public Finance Guarantee Corp. Insured), 5.25%, due 8/1/18
2,000	San Francisco City & Co. Unified Sch. Dist. Ref. Rev., Ser. 2012, 4.00%, due 6/15/25	2,197
780	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002-J1, (AMBAC Insured),	783	ß
	4.95%, due 12/1/22
1,060	San Jose Redev. Agcy. Tax Allocation Ref. (Merged Area Redev. Proj.), Ser. 2006-D, (AMBAC Insured),	1,140
	5.00%, due 8/1/21
1,000	San Juan Unified Sch. Dist. G.O., Ser. 2012-C, 4.00%, due 8/1/22	1,130
1,070	San Juan Unified Sch. Dist. G.O., Ser. 2012-C, 4.00%, due 8/1/25	1,163
1,000	San Mateo Union High Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A,	676
	0.00%, due 9/1/25
1,000	San Rafael City High Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2004-B, (National Public	959
	Finance Guarantee Corp. Insured), 0.00%, due 8/1/18
1,390	San Rafael Redev. Agcy. Tax Allocation Ref. (Central San Rafael Redev. Proj.), Ser. 2009, (Assured	1,614
	Guaranty Insured), 5.00%, due 12/1/21
310	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM	312
	Insured), 3.25%, due 6/1/25
575	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM	582
	Insured), 3.50%, due 6/1/26
325	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM	327
	Insured), 3.50%, due 6/1/27
270	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM	264
	Insured), 3.50%, due 6/1/28
1,000	Santa Monica-Malibu Unified Sch. Dist. Ref. G.O., Ser. 2013, 3.00%, due 8/1/27	991
1,000	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.), Ser. 2013,	1,092
	5.00%, due 8/1/26
1,500	Sulphur Springs Union Sch. Dist. Cert. of Participation (Cap. Appreciation), Ser. 2010, (AGM Insured),	1,738	[c]
	0.00%, due 12/1/37
1,250	Sunnyvale Sch. Dist. G.O. (Election 2004), Ser. 2005-A, (AGM Insured), 5.00%, due 9/1/21	1,269
2,000	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured), 5.00%, due 9/1/25	2,331
2,000	Twin Rivers Unified Sch. Dist. Cert. of Participation (Sch. Fac. Bridge Funding Prog.), Ser. 2007, (AGM	2,000	µ
	Insured), 3.20%, due 6/1/27 Putable 6/1/20
2,000	Vernon Elec. Sys. Rev., Ser. 2009-A, 5.13%, due 8/1/21	2,209
3,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C,	3,151	[i]
	0.00%, due 8/1/37
1,500	Vista Unified Sch. Dist. G.O., Ser. 2012, 5.00%, due 8/1/21	1,796
3,500	William S.Hart Union High Sch. Dist. G.O. Cap. Appreciation (Election 2001), Ser. 2005-B, (AGM	2,387
	Insured), 0.00%, due 9/1/26
2,250	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured),	1,513	[j]
	0.00%, due 8/1/36

		121,540

Florida (1.3%)
500	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1,	505	#ß
	6.88%, due 5/15/21
525	Lakeland Ed. Facs. Rev. (Florida So. College Proj.), Ser. 2012-A, 5.00%, due 9/1/24	593	ß

		1,098

Guam(3.3%)
1,110	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.25%, due 11/1/18	1,243
465	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	469
	Pre-Refunded 7/1/15
1,000	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	1,112

		2,824

See Notes to Schedule of Investments	8

Schedule of Investments California Intermediate Municipal Fund Inc. (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

Illinois (2.0%)
$315	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	$322
500	Illinois Fin. Au. Rev. (Navistar Int’l Rec Zone Fac.), Ser. 2010, 6.50%, due 10/15/40	540	ß
750	Illinois St. G.O., Ser. 2013, 5.00%, due 7/1/23	842

		1,704

Louisiana (0.7%)
500	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser. 2013-A,	577	ß
	7.63%, due 12/15/28

Nevada (1.3%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,145

New Jersey (1.0%)
750	New Jersey St. Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due 9/15/23	817	ß

North Carolina (0.9%)
750	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging,	773	ß
	Inc.), Ser. 2012-A, 4.25%, due 3/1/24

Pennsylvania (2.5%)
2,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2,	2,153	[b]
	0.00%, due 12/1/34

Puerto Rico (8.8%)
2,000	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (National Public Finance Guarantee	2,122
	Corp. Insured), 5.50%, due 7/1/20
400	Puerto Rico Ind., Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Int’l American Univ. Proj.), Ser. 2012,	417	ß
	5.00%, due 10/1/21
1,000	Puerto Rico Ind., Tourist, Ed., Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser.	1,000	ß
	2002-A, (ACA Insured), 5.25%, due 8/1/15
3,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/17	3,015
1,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/21	1,005

		7,559

Tennessee (0.7%)
500	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2006-A,	588
	5.25%, due 9/1/23

Texas (2.2%)
1,750	Love Field Arpt. Modernization Corp. Spec. Fac. Rev. (Southwest Airlines Co. Proj.), Ser. 2010,	1,909	ß
	5.25%, due 11/1/40

Virgin Islands (0.3%)
250	Virgin Islands Pub. Fin. Au. Rev., Ser. 2014-A, 5.00%, due 10/1/24	281

Total Investments (167.1%) (Cost $133,680)		142,968	##
Cash, receivables and other assets, less liabilities (1.9%)		1,597
Liquidation Value of Variable Rate Municipal Term Preferred Shares [(69.0%)]		(59,000)
Total Net Assets Applicable to Common Stockholders (100.0%)		$85,565

See Notes to Schedule of Investments	9

Schedule of Investments Intermediate Municipal Fund Inc. (Unaudited) 4/30/15

PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

Municipal Notes (157.1%)

Alabama (0.7%)
$1,900	Selma IDB Rev. (Int’l Paper Co. Proj.), Ser. 2011-A, 5.38%, due 12/1/35	$2,160	ß

Arizona (7.6%)
5,000	Arizona Sch. Fac. Board Cert. of Participation, Ser. 2008, (Assured Guaranty Insured),	5,606
	5.13%, due 9/1/21
5,870	Mohave Co. Ind. Dev. Au. Correctional Fac. Contract Rev. (Mohave Prison LLC Expansion Proj.),	6,690	ß
	Ser. 2008, 7.50%, due 5/1/19
3,500	Phoenix Ind. Dev. Au. Ed. Rev. (Great Hearts Academies Proj.), Ser. 2014, 3.75%, due 7/1/24	3,532	ñß
1,500	Phoenix Ind. Dev. Au. Solid Waste Disp. Rev. (Vieste Spec. LLC), Ser. 2013-A, 4.38%, due 4/1/28	1,427	ß
400	Phoenix-Mesa Gateway Arpt. Au. Spec. Fac. Rev. (Mesa Proj.), Ser. 2012, 5.00%, due 7/1/24	456
1,715	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/18	1,721
1,075	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/22	1,079
2,325	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2006, 5.05%, due 7/15/18	2,399

		22,910

California (29.8%)
345	California HFA Rev. (Home Mtge.), Ser. 2007-E, 5.00%, due 2/1/42	353
1,755	California HFA Rev. (Home Mtge.), Ser. 2006-E, (FGIC Insured), 4.95%, due 8/1/26	1,773
2,250	California Hlth. Facs. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2009, 5.00%, due 8/15/39	2,514	ß
1,000	California Hlth. Facs. Fin. Au. Rev. (Children’s Hosp. Los Angeles), Ser. 2012-A, 5.00%, due 11/15/26	1,126	ß
1,725	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Rev. (King City Joint Union High Sch.),	1,978
	Ser. 2010, 5.13%, due 8/15/24
805	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.),	821	#ß
	Ser. 2014, 5.00%, due 7/1/24
630	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.),	637	#ß
	Ser. 2014, 5.13%, due 7/1/29
1,265	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.),	1,273	Ñß
	Ser. 2014, 5.00%, due 7/1/24
430	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.),	428	Ñß
	Ser. 2014, 5.13%, due 7/1/29
585	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group),	617	ß
	Ser. 2014-A, 4.00%, due 1/1/26
1,300	California Sch. Fac. Fin. Au. Rev. (Alliance College - Ready Pub. Sch. Proj.),	1,409	ñß
	Ser. 2015-A, 5.00%, due 7/1/30
1,685	California St. G.O., Ser. 2007, (XLCA Insured), 4.50%, due 8/1/27	1,787
1,220	California St. G.O. Ref., Ser. 2005, 5.00%, due 3/1/19	1,224
5,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/27	5,602	ñß
1,500	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svcs. Cap East End), Ser. 2002-A,	1,505
	(AMBAC Insured), 5.25%, due 12/1/17
4,000	California St. Var. Purp. G.O., Ser. 2009, 5.63%, due 4/1/25	4,670
840	California Statewide CDA Rev. (California Baptist Univ. Proj.), Ser. 2007-A, 5.30%, due 11/1/18	895	ß
2,000	Emery Unified Sch. Dist. G.O. (Election 2010), Ser. 2011-A, 6.50%, due 8/1/33	2,511
2,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured),	2,425	[h]
	0.00%, due 8/1/40
1,950	Inglewood Pub. Fin. Au. Ref. Rev. (Lease), Ser. 2012, 5.00%, due 8/1/17	2,101
1,115	Inglewood Pub. Fin. Au. Ref. Rev. (Lease), Ser. 2012, 5.00%, due 8/1/18	1,224
590	La Verne Cert. of Participation Ref. (Brethren Hillcrest Homes), Ser. 2014, 5.00%, due 5/15/29	652	ß
3,620	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 2005-B, (AGM Insured),	2,673
	0.00%, due 8/1/24
5,750	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2009-E,	5,279	[d]
	(Assured Guaranty Insured), 0.00%, due 8/1/29
5,000	Redondo Beach Unified Sch. Dist. G.O., Ser. 2009, 0.00%, due 8/1/34	5,536	[e]
2,060	Rocklin Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-B, (National Public Finance Guarantee	1,741
	Corp. Insured), 0.00%, due 8/1/19

See Notes to Schedule of Investments	10

Schedule of Investments Intermediate Municipal Fund Inc. (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

$4,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured),	$4,813
	5.25%, due 12/1/26
2,000	San Bernardino Comm. College Dist. G.O. Cap. Appreciation (Election), Ser. 2009-B,	1,921	[f]
	0.00%, due 8/1/34
740	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 5.00%, due 9/1/17	742
2,000	San Francisco City & Co. Arpt. Commission Int’l Arpt. Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/25	2,279
6,000	San Mateo Foster City Sch. Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2010-A,	5,009	[g]
	0.00%, due 8/1/32
1,540	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.), Ser. 2013,	1,682
	5.00%, due 8/1/26
2,040	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured), 5.00%, due 9/1/25	2,378
3,000	Vernon Elec. Sys. Rev., Ser. 2009-A, 5.13%, due 8/1/21	3,313
9,070	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C,	9,526	[i]
	0.00%, due 8/1/37
5,095	Victor Valley Joint Union High Sch. Dist. G.O. Cap. Appreciation Bonds, Ser. 2009,	3,423
	(Assured Guaranty Insured), 0.00%, due 8/1/26
3,000	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured),	2,017	[j]
	0.00%, due 8/1/36

		89,857

Colorado (4.1%)
660	Colorado Ed. & Cultural Facs. Au. Rev. (Charter Sch.- Atlas Preparatory Sch. Proj.), Ser. 2015,	651	ß
	4.50%, due 4/1/25
1,000	Colorado Ed. & Cultural Facs. Au. Rev. (Charter Sch.- Atlas Preparatory Sch. Proj.), Ser. 2015,	976	ß
	5.13%, due 4/1/35
540	Colorado Ed. & Cultural Facs. Au. Rev. Ref., Ser. 2014, 4.00%, due 11/1/24	542	Ñß
750	Colorado Ed. & Cultural Facs. Au. Rev. Ref., Ser. 2014, 4.50%, due 11/1/29	750	Ñß
535	Colorado Ed. & Cultural Facs. Au. Rev. Ref. & Imp. (Charter Sch.- Univ. Lab Bldg. Corp.), Ser. 2015,	534	ñß
	4.00%, due 12/15/25
560	Colorado Ed. & Cultural Facs. Au. Rev. Ref. & Imp. (Charter Sch.- Univ. Lab Bldg. Corp.), Ser. 2015,	584	ñß
	5.00%, due 12/15/28
5,000	Denver City & Co. Arpt. Sys. Rev., Ser. 2011-B, 5.00%, due 11/15/24	5,678
2,550	Plaza Metro. Dist. Number 1 Tax Allocation Rev., Ser. 2013, 4.00%, due 12/1/23	2,607

		12,322

Connecticut (0.5%)
650	Hamden G.O., Ser. 2013, (AGM Insured), 3.00%, due 8/15/24	647
750	Hamden G.O., Ser. 2013, (AGM Insured), 3.13%, due 8/15/25	750

		1,397

District of Columbia (2.8%)
1,615	Dist. of Columbia HFA Rev. (Capitol Hill Towers Proj.), Ser. 2011, (Fannie Mae Insured),	1,731	ß
	4.10%, due 12/1/26
3,035	Dist. of Columbia Rev. (Friendship Pub. Charter Sch.), Ser. 2012, 3.55%, due 6/1/22	3,143	ß
1,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys. Rev., Ser. 2008-A, 5.50%, due 10/1/18	1,138
2,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys. Rev., Ser. 2011-C, 5.00%, due 10/1/26	2,297

		8,309

Florida (5.4%)
1,000	Cityplace Comm. Dev. Dist. Spec. Assessment Rev. Ref., Ser. 2012, 5.00%, due 5/1/26	1,099
1,000	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B-1,	1,011	#ß
	6.88%, due 5/15/21
1,000	Florida Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc.), Ser. 2012-A,	995	ß
	5.50%, due 6/15/22
3,120	Florida Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc.), Ser. 2013-A,	3,385	ß
	6.75%, due 12/15/27

See Notes to Schedule of Investments	11

Schedule of Investments Intermediate Municipal Fund Inc. (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

$1,750	Florida Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc.), Ser. 2014-A,	$1,765	ß
	5.75%, due 6/15/29
1,000	Hillsborough Co. Ind. Dev. Au. IDR (Hlth. Facs.), Ser. 2008-B, 8.00%, due 8/15/32	1,285	ß
	Pre-Refunded 8/15/19
1,135	Lakeland Ed. Facs. Rev. Ref. (Florida So. College Proj.), Ser. 2012-A, 5.00%, due 9/1/27	1,259	ß
2,000	Lee Co. Arpt. Ref. Rev., Ser. 2011-A, 5.63%, due 10/1/25	2,332
2,000	Martin Co. Ind. Dev. Au. Ref. Rev. (Indiantown Cogeneration Proj.), Ser. 2013, 4.20%, due 12/15/25	2,040	ß
1,000	Village Comm. Dev. Dist. Number 11 Spec. Assessment Rev., Ser. 2014, 4.13%, due 5/1/29	1,004

		16,175

Guam (1.7%)
1,220	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.75%, due 11/1/20	1,434
650	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.75%, due 11/1/21	773
2,630	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	2,924

		5,131

Hawaii (2.6%)
5,200	Hawaii St. Arpt. Sys. Ref. Rev., Ser. 2011, 4.13%, due 7/1/24	5,608
2,000	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. (Hawaii Elec. Co., Inc. -Subsidiary), Ser. 2009,	2,317	ß
	6.50%, due 7/1/39

		7,925

Illinois (17.2%)
1,870	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	1,913
5,705	Berwyn G.O., Ser. 2013-A, 5.00%, due 12/1/27	6,580
1,350	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.45%, due 12/1/30	1,486
1,960	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.50%, due 12/1/31	2,155
1,970	Cook Co. Township High Sch. Dist. Number 225 Northfield Township, Ser. 2008, 5.00%, due 12/1/25	2,201
1,875	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.00%, due 4/1/16	1,917	ß
4,000	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.75%, due 4/1/24	4,334	ß
1,960	Illinois Fin. Au. Rev. (Navistar Int’l Rec. Zone Fac.), Ser. 2010, 6.50%, due 10/15/40	2,116	ß
5,840	Illinois Fin. Au. Rev. (Provena Hlth.), Ser. 2010-A, 6.25%, due 5/1/22	6,921	ß
1,670	Illinois Metro. Pier & Exposition Au. Dedicated St. Tax Ref. Rev., Ser. 1998-A, (FGIC Insured),	1,839
	5.50%, due 6/15/17 Pre-Refunded 6/15/17
1,905	Illinois Sports Facs. Au. Cap. Appreciation Rev. (St. Tax Supported), Ser. 2001, (AMBAC Insured),	1,172
	0.00%, due 6/15/26
3,900	Illinois St. G.O., Ser. 2012, 4.00%, due 8/1/25	3,907
1,000	Illinois St. G.O., Ser. 2013, 5.00%, due 7/1/23	1,122
1,930	Pingree Grove Village Rev. (Cambridge Lakes Learning Ctr. Proj.), Ser. 2011, 8.00%, due 6/1/26	2,144	ß
945	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A-1, (BAM Insured),	1,039
	5.00%, due 2/15/27
1,375	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A-1, (BAM Insured),	1,497
	5.00%, due 2/15/28
715	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A-1, (BAM Insured),	776
	5.00%, due 2/15/29
2,725	Univ. of Illinois (Hlth. Svc. Facs. Sys.), Ser. 2013, 5.00%, due 10/1/27	3,031
2,875	Univ. of Illinois (Hlth. Svc. Facs. Sys.), Ser. 2013, 5.75%, due 10/1/28	3,451
1,850	Will Co. High Sch. Dist. Number 204 G.O. (Joliet Jr. College), Ser. 2011-A, 6.25%, due 1/1/31	2,257

		51,858

Indiana (5.1%)
4,000	Indiana Bond Bank Rev. (Spec. Prog. Clark Mem. Hosp.), Ser. 2009-D, 5.50%, due 8/1/29	4,531	ß
500	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-A,	536	ß
	5.00%, due 6/1/32
500	Indiana Fin. Au. Rev. (I-69 Dev. Partners LLC), Ser. 2014, 5.25%, due 9/1/25	584	ß
500	Indiana Fin. Au. Rev. (I-69 Dev. Partners LLC), Ser. 2014, 5.25%, due 9/1/26	578	ß

See Notes to Schedule of Investments	12

Schedule of Investments Intermediate Municipal Fund Inc. (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

$4,000	Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Ref. Rev. (Clarian Hlth. Oblig. Group), Ser. 2006-B,	$4,139	ß
	5.00%, due 2/15/21
3,055	Indiana Trans. Fin. Au. Hwy. Ref. Rev., Ser. 2004-B, (National Public Finance Guarantee Corp. Insured),	3,787
	5.75%, due 12/1/21
1,000	Valparaiso Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2013, 5.88%, due 1/1/24	1,153	ß

		15,308

Iowa (3.4%)
1,000	Coralville Urban Renewal Rev., Tax Increment, Ser. 2007-C, 5.00%, due 6/1/15	1,001
5,110	Iowa Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2008, 5.50%, due 8/1/22 Pre-Refunded 8/1/18	5,839
2,570	Iowa Std. Loan Liquidity Corp. Rev., Ser. 2011-A-1, 5.00%, due 12/1/21	2,766
740	Iowa Std. Loan Liquidity Corp. Rev., Ser. 2011-A-1, 5.30%, due 12/1/23	795

		10,401

Louisiana (1.5%)
1,500	Louisiana Local Gov’t Env. Fac. & Comm. (Westlake Chemical Corp.), Ser. 2010-A2,	1,800	ß
	6.50%, due 11/1/35
775	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.),	894	ß
	Ser. 2013-A, 7.63%, due 12/15/28
1,655	St. Charles Parish Gulf Zone Opportunity Rev. (Valero Energy Corp.), Ser. 2010, 4.00%,	1,776	µß
	due 12/1/40 Putable 6/1/22

		4,470

Maine (0.8%)
2,400	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2005, 6.25%,	2,507	ñµß
	due 1/1/25 Putable 2/1/17

Maryland (0.8%)
2,400	Prince Georges Co. Hsg. Au. Multi-Family Rev. (Bristol Pines Apts. Proj.), Ser. 2005,	2,465	µß
	(Fannie Mae Insured), 4.85%, due 12/15/38 Putable 12/15/23

Massachusetts (7.5%)
200	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.), Ser. 2014-F, 5.00%, due 7/15/24	219	ß
415	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.), Ser. 2014-F, 5.00%, due 7/15/25	448	ß
200	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.), Ser. 2014-F, 5.00%, due 7/15/26	214	ß
190	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.), Ser. 2014-F, 5.00%, due 7/15/27	202	ß
150	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.), Ser. 2014-F, 5.00%, due 7/15/28	158	ß
3,080	Massachusetts St. Ed. Fin. Au. Rev., Ser. 2011-J, 5.00%, due 7/1/23	3,424
4,335	Massachusetts St. Ed. Fin. Au. Rev., Ser. 2012-J, 4.70%, due 7/1/26	4,623
4,730	Massachusetts St. Ed. Fin. Au. Rev., Ser. 2013-K, 4.50%, due 7/1/24	5,039
5,000	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 4.90%, due 12/1/25	5,347
3,045	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (MWRA Prog.), Ser. 2002-A, 5.25%, due 8/1/19	3,056

		22,730

Michigan (1.2%)
1,000	Jackson College Dormitories Hsg. Rev., Ser. 2015, 6.50%, due 5/1/35	1,006
500	Jackson College Dormitories Hsg. Rev., Ser. 2015, 6.75%, due 5/1/46	503
2,000	Summit Academy North Pub. Sch. Academy Ref. Rev., Ser. 2005, 5.25%, due 11/1/20	2,007
150	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.00%, due 11/1/15	151

		3,667

Minnesota (1.5%)
2,000	Maple Grove Hlth. Care Sys. Rev. (Maple Grove Hosp. Corp.), Ser. 2007, 5.00%, due 5/1/17	2,146	ß
2,250	Minneapolis & St. Paul Hsg. & Redev. Au. Hlth. Care Sys. (Children’s Hlth. Care Facs.), Ser. 2010-A1,	2,497	ß
	(AGM Insured), 4.50%, due 8/15/24

		4,643

See Notes to Schedule of Investments	13

Schedule of Investments Intermediate Municipal Fund Inc. (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

Mississippi (1.3%)
$3,665	Mississippi Bus. Fin. Corp. Gulf Opportunity Zone Rev., Ser. 2009-A, 4.70%, due 5/1/24	$4,066	ß

Missouri (2.0%)
390	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR (Unrefunded Bal. Drinking Wtr.), Ser. 2002-B,	392
	5.50%, due 7/1/16
2,275	Missouri St. Hlth. & Ed. Facs. Au. Rev. (Children’s Mercy Hosp.), Ser. 2009, 5.13%, due 5/15/24	2,570	ß
2,965	Missouri St. Univ. Auxiliary Enterprise Sys. Rev., Ser. 2007-A, (XLCA Insured), 5.00%,	3,213
	due 4/1/26 Pre-Refunded 4/1/17

		6,175

Nevada (2.6%)
1,900	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy),	1,884	ß
	Ser. 2015-A, 4.00%, due 12/15/25
1,635	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 6.50%, due 6/15/17	1,759
3,545	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	4,060

		7,703

New Hampshire (0.5%)
1,500	New Hampshire St. Bus. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2013,	1,515	ñµß
	4.00%, due 4/1/29 Putable 10/1/19

New Jersey (5.5%)
2,500	New Jersey Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due 9/15/23	2,723	ß
500	New Jersey Econ. Dev. Au. Rev. (The Goethals Bridge Replacement Proj.),	579	ß
	Ser. 2013, 5.25%, due 1/1/25
500	New Jersey Econ. Dev. Au. Rev. (The Goethals Bridge Replacement Proj.),	584	ß
	Ser. 2013, 5.50%, due 1/1/26
1,420	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group),	1,423	ß
	Ser. 2013, 3.50%, due 7/1/24
1,470	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group),	1,469	ß
	Ser. 2013, 3.63%, due 7/1/25
1,520	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group),	1,522	ß
	Ser. 2013, 3.75%, due 7/1/26
765	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group),	773	ß
	Ser. 2013, 4.00%, due 7/1/27
7,000	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2012-1A, 4.38%, due 12/1/26	7,361

		16,434

New York (11.4%)
1,100	Build NYC Res. Corp. Rev., Ser. 2014, 5.00%, due 11/1/24	1,218	ß
835	Build NYC Res. Corp. Rev., Ser. 2014, 5.25%, due 11/1/29	910	ß
1,320	Build NYC Res. Corp. Rev. (Int’l Leadership Charter Sch. Proj.), Ser. 2013, 5.00%, due 7/1/23	1,310	ß
500	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. for Int’l Cultures and the Arts),	496	ß
	Ser. 2013-A, 3.88%, due 4/15/23
1,450	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. for Int’l Cultures and the Arts),	1,443	ß
	Ser. 2013-A, 5.00%, due 4/15/43
1,000	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.), Ser. 2014,	1,080	ñß
	4.50%, due 1/1/25
700	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2014, 5.00%, due 7/1/23	800	ß
735	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2014, 5.00%, due 7/1/24	844	ß
1,400	Jefferson Co. IDA Solid Waste Disp. Rev. (Green Bond), Ser. 2014, 5.25%, due 1/1/24	1,402	ß
1,000	New York City IDA Civic Fac. Rev. (Vaughn College Aeronautics & Technology),	1,034	ß
	Ser. 2006-A, 5.00%, due 12/1/28
500	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014-2, 5.38%, due 11/15/40	548	ñß

See Notes to Schedule of Investments	14

Schedule of Investments Intermediate Municipal Fund Inc. (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

$1,100	New York Liberty Dev. Corp. Rev. (Nat’l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	$0	#‡
4,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine),	4,519	ß
	Ser. 2009, 5.25%, due 7/1/33
3,200	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	3,735
2,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.85%, due 11/1/41	2,093
2,000	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due 4/1/27	2,011
2,000	New York St. Urban Dev. Corp. Rev., Ser. 2008-D, 5.25%, due 1/1/20	2,280
710	Newburgh G.O., Ser. 2012-A, 5.00%, due 6/15/20	795
495	Newburgh G.O. (Deficit Liquidation), Ser. 2012-B, 5.00%, due 6/15/20	554
520	Newburgh G.O. (Deficit Liquidation), Ser. 2012-B, 5.00%, due 6/15/21	584
550	Newburgh G.O. (Deficit Liquidation), Ser. 2012-B, 5.00%, due 6/15/22	618
1,435	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/23	1,623	ß
1,000	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. (Covanta Energy Proj.),	1,012	ñß
	Ser. 2012-B, 4.00%, due 11/1/24
1,155	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 4.25%, due 11/1/26	1,205
2,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	2,365

		34,479

North Carolina (3.7%)
1,835	North Carolina Med. Care Commission Hlth. Care Facs. Rev. (Lutheran Svc. For Aging, Inc.),	1,892	ß
	Ser. 2012-A, 4.25%, due 3/1/24
2,000	North Carolina Med. Care Commission Retirement Facs. Rev., Ser. 2013, 5.13%, due 7/1/23	2,144	ß
5,250	North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Rev., Ser. 2009-A, 5.00%, due 1/1/26	5,917
1,000	Oak Island Enterprise Sys. Rev., Ser. 2009, (Assured Guaranty Insured), 5.63%, due 6/1/24	1,155

		11,108

Ohio (1.5%)
2,060	Cleveland Arpt. Sys. Rev. Ref., Ser. 2012-A, 5.00%, due 1/1/27	2,285
1,000	Ohio St. Wtr. Dev. Au. Poll Ctrl. Facs. Rev. Ref. (First Energy Nuclear Generation Proj.),	1,058	µß
	Ser. 2006-B, 4.00%, due 12/1/33 Putable 6/3/19
1,000	Ohio St. Wtr. Dev. Au. Poll Ctrl. Facs. Rev. Ref. (First Energy Nuclear Generation Proj.),	1,041	µß
	Ser. 2008-C, 3.95%, due 11/1/32 Putable 5/1/20

		4,384

Oklahoma (0.8%)
655	Tulsa Arpt. Imp. Trust Ref. Rev., Ser. 2015-A, (BAM Insured), 5.00%, due 6/1/21	743
700	Tulsa Arpt. Imp. Trust Ref. Rev., Ser. 2015-A, (BAM Insured), 5.00%, due 6/1/23	793
250	Tulsa Arpt. Imp. Trust Ref. Rev., Ser. 2015-A, (BAM Insured), 5.00%, due 6/1/24	283
400	Tulsa Arpt. Imp. Trust Ref. Rev., Ser. 2015-A, (BAM Insured), 5.00%, due 6/1/25	450

		2,269

Oregon (0.2%)
480	Oregon St. Hsg. & Comm. Svc. Dept. Multi-Family Rev., Ser. 2012-B, (FHA Insured),	485
	3.50%, due 7/1/27

Pennsylvania (7.7%)
3,000	Beaver Co. Ind. Dev. Au. Rev. Ref. (Firstenergy Generation LLC), Ser. 2006-A, 3.50%,	3,106	µß
	due 4/1/41 Putable 6/1/20
500	Indiana Co. Ind. Dev. Au. Rev. (Std. Cooperative Assoc., Inc.), Ser. 2012, 3.50%, due 5/1/25	501	ß
350	Indiana Co. Ind. Dev. Au. Rev. (Std. Cooperative Assoc., Inc.), Ser. 2012, 3.60%, due 5/1/26	352	ß
2,000	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.), Ser. 2008-A, 6.10%, due 7/1/22	2,113	ß
1,250	Lancaster Ind. Dev. Au. Rev. (Garden Spot Village Proj.), Ser. 2013, 5.38%, due 5/1/28	1,369	ß
3,430	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%, due 4/1/27	3,600
2,625	Pennsylvania Econ. Dev. Fin. Au. Exempt Facs. Rev. Ref. (Amtrak Proj.), Ser. 2012-A,	2,960	ß
	5.00%, due 11/1/24

See Notes to Schedule of Investments	15

Schedule of Investments Intermediate Municipal Fund Inc. (Unaudited) (cont’d)
PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

$1,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2,	$1,076	[b]
	0.00%, due 12/1/34
895	Philadelphia Au. For Ind. Dev. Rev. (Discovery Charter Sch. Proj.), Ser. 2012, 5.00%, due 4/1/22	924	ß
415	Philadelphia Au. For Ind. Dev. Rev. (Discovery Charter Sch. Proj.), Ser. 2012, 5.50%, due 4/1/27	428	ß
4,480	Reading G.O., Ser. 2010-C, 5.63%, due 11/15/20	4,726
2,000	Susquehanna Area Reg. Arpt. Au. Sys. Rev., Ser. 2012-A, 5.00%, due 1/1/27	2,204

		23,359

Puerto Rico (0.7%)
2,020	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (National Public Finance Guarantee	2,143
	Corp. Insured), 5.50%, due 7/1/20

Rhode Island (1.9%)
1,000	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Hosp. Fin. - Care New England Hlth. Sys.),	1,092	ß
	Ser. 2013-A, 5.00%, due 9/1/23
2,650	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2013-A, 3.75%, due 12/1/26	2,613
2,135	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2013-A, 3.75%, due 12/1/27	2,083

		5,788

Tennessee (1.8%)
2,705	Memphis-Shelby Co. Arpt. Au. Arpt. Rev., Ser. 2010-B, 5.50%, due 7/1/19	3,097
2,000	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.),	2,350
	Ser. 2006-A, 5.25%, due 9/1/23

		5,447

Texas(6.6%)
500	Arlington Higher Ed. Fin. Corp. Rev. (Universal Academy), Ser. 2014-A, 5.88%, due 3/1/24	521	ß
1,000	Arlington Higher Ed. Fin. Corp. Rev. (Universal Academy), Ser. 2014-A, 6.63%, due 3/1/29	1,048	ß
1,050	Clifton Higher Ed. Fin. Corp. Rev. (Uplift Ed.), Ser. 2013-A, 3.10%, due 12/1/22	1,049	ß
2,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-B, 4.75%, due 11/1/42	2,073	ß
500	Gulf Coast Ind. Dev. Au. Rev. (CITGO Petroleum Proj.), Ser. 1995, 4.88%, due 5/1/25	524	ß
1,000	Harris Co. Cultural Ed. Facs. Fin. Corp. Rev. (Brazos Presbyterian Homes, Inc. Proj.),	1,093	ß
	Ser. 2013-B, 5.75%, due 1/1/28
2,900	Harris Co. Toll Road Sr. Lien Rev., Ser. 2008-B, 5.00%, due 8/15/33	3,213
610	HFDC Ctr. Texas, Inc. Retirement Fac. Rev., Ser. 2006-A, 5.25%, due 11/1/15	614	ß
525	Houston Higher Ed. Fin. Corp. Rev. (Cosmos Foundation), Ser. 2012-A, 4.00%, due 2/15/22	553	ß
1,000	Houston Higher Ed. Fin. Corp. Rev. (Cosmos Foundation), Ser. 2012-A, 5.00%, due 2/15/32	1,101	ß
1,000	Houston Pub. Imp. Ref. G.O., Ser. 2008-A, 5.00%, due 3/1/20	1,107
3,000	North Texas Tollway Au. Dallas North Tollway Sys. Rev., Ser. 2005-C, 6.00%, due 1/1/23	3,458
500	San Leanna Ed. Fac. Corp. Higher Ed. Ref. Rev. (St. Edwards Univ. Proj.),	537	ß
	Ser. 2007, 5.00%, due 6/1/19
1,500	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/21	1,684
1,175	West Harris Co. Reg. Wtr. Au. Sys. Wtr. Rev., Ser. 2009, 5.00%, due 12/15/35	1,287

		19,862

Utah(1.9%)
3,000	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2001, (AMBAC Insured), 5.40%,	3,519	ß
	due 2/15/28 Pre-Refunded 2/15/28
1,200	Uintah Co. Muni. Bldg. Au. Lease Rev., Ser. 2008, 5.25%, due 6/1/20	1,333
240	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.00%, due 7/1/20	247
220	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.25%, due 7/1/21	226
310	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.45%, due 7/1/22	318

		5,643

See Notes to Schedule of Investments	16

Schedule of Investments Intermediate Municipal Fund Inc. (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

Vermont (2.5%)
$1,600	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2012-A, 5.00%, due 6/15/21	$1,746
465	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2013-A, 4.25%, due 6/15/24	474
1,105	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2013-A, 4.35%, due 6/15/25	1,124
1,640	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2013-A, 4.45%, due 6/15/26	1,662
535	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2013-A, 4.55%, due 6/15/27	541
1,800	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2014-A, 5.00%, due 6/15/24	2,010
		7,557

Virginia (0.7%)
1,000	Fairfax Co. Econ. Dev. Au. Residential Care Fac. Rev. (Vinson Hall LLC), Ser. 2013-A, 4.00%,	1,025	ß
	due 12/1/22
1,000	Virginia Beach Dev. Au. Residential Care Fac. Mtge. Ref. Rev. (Westminster-Canterbury of Hampton	1,011	ß
	Roads, Inc.), Ser. 2005, 5.00%, due 11/1/22
		2,036

Washington (3.8%)
1,600	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2007, 5.63%, due 12/1/25	1,756
6,700	Vancouver Downtown Redev. Au. Rev. (Conference Ctr. Proj.), Ser. 2013, 4.00%, due 1/1/28	6,878
2,525	Washington St. Higher Ed. Fac. Au. Ref. Rev. (Whitworth Univ. Proj.), Ser. 2009, 5.38%, due 10/1/29	2,798	ß
		11,432

West Virginia (0.4%)
1,000	West Virginia Sch. Bldg. Au. Excess Lottery Rev., Ser. 2008, 5.00%, due 7/1/19	1,116

Wisconsin (4.6%)
2,000	Pub. Fin. Au. Rev. Ref. (Roseman Univ. Hlth. Sciences Proj.), Ser. 2015, 5.00%, due 4/1/25	2,001	ß
1,100	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/35	1,243	ß
1,225	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/39	1,379	ß
5,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marquette Univ.), Ser. 2008-B3, 5.00%, due 10/1/30	5,663	ß
3,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Meriter Hosp., Inc.), Ser. 2009, 5.63%, due 12/1/29	3,470	ß
	Pre-Refunded 12/1/18
		13,756

Other(0.8%)
3,000	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	2,422	#
Total Municipal Notes (Cost $431,227)		473,414

Tax Exempt Preferred (0.7%)

Real Estate (0.7%)
1,800	Munimae TE Bond Subsidiary LLC, Unsecured Notes, 5.00%, due 4/30/28 (Cost $1,800)	1,953	#
Total Investments (157.8%) (Cost $433,027)		475,367	##
Cash, receivables and other assets, less liabilities (1.7%)		5,355
Liquidation Value of Variable Rate Municipal Term Preferred Shares [(59.5%)]		(179,400)
Total Net Assets Applicable to Common Stockholders (100.0%)		$301,322

See Notes to Schedule of Investments	17

Schedule of Investments New York Intermediate Municipal Fund Inc. (Unaudited) 4/30/15

PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

Municipal Notes (163.6%)

California (5.5%)
$3,115	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM Insured),	$2,381	ØØ
	0.00%, due 8/1/24
1,470	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,654

		4,035

Florida (0.7%)
500	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1,	506	#ß
	6.88%, due 5/15/21

Guam (3.8%)
1,135	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.50%, due 11/1/19	1,304
330	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	333
	Pre-Refunded 7/1/15
1,000	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	1,112

		2,749

Illinois (1.4%)
315	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	322
600	Illinois St. G.O., Ser. 2013, 5.00%, due 7/1/23	673

		995

Louisiana (0.8%)
500	Louisiana St. Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.),	577	ß
	Ser. 2013-A, 7.63%, due 12/15/28

Nevada (1.6%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,145

New York (142.1%)
380	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A,	439	ß
	5.00%, due 12/1/27
375	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A,	431	ß
	5.00%, due 12/1/28
270	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A,	309	ß
	5.00%, due 12/1/29
270	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College), Ser. 2014-A, 5.00%, due 6/1/26	321	ß
225	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College), Ser. 2014-A, 5.00%, due 6/1/29	260	ß
250	Build NYC Res. Corp. Ref. Rev. (Methodist Hosp. Proj.), Ser. 2014, 5.00%, due 7/1/22	291	ß
500	Build NYC Res. Corp. Ref. Rev. (Methodist Hosp. Proj.), Ser. 2014, 5.00%, due 7/1/29	574	ß
155	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 5.00%, due 6/1/26	182	ß
125	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 5.00%, due 6/1/27	145	ß
195	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 5.00%, due 6/1/28	224	ß
220	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 5.00%, due 6/1/29	251	ß
325	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 5.00%, due 6/1/30	369	ß
565	Build NYC Res. Corp. Rev., Ser. 2014, 5.00%, due 11/1/24	626	ß
600	Build NYC Res. Corp. Rev. (Int’l Leadership Charter Sch. Proj.), Ser. 2013, 5.00%, due 7/1/23	595	ß
500	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. Int’l Cultures), Ser. 2013-A, 3.88%, due 4/15/23	496	ß
250	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.), Ser. 2014, 3.75%, due 1/1/20	261	ñß
200	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.), Ser. 2014, 4.50%, due 1/1/25	216	ñß
500	Cattaraugus Co. IDA Civic Fac. Rev. (St. Bonaventure Univ. Proj.), Ser. 2006-A, 5.00%, due 5/1/23	516	ß

See Notes to Schedule of Investments	18

Schedule of Investments New York Intermediate Municipal Fund Inc. (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

$1,000	Dutchess Co. Local Dev. Corp. Rev. (Marist College Proj.), Ser. 2012-A, 5.00%, due 7/1/21	$1,175	ß
1,050	Erie Co. IDA Sch. Fac. Rev. (Buffalo City Sch. Dist.), Ser. 2009-A, 5.25%, due 5/1/25	1,212
1,270	Geneva Dev. Corp. Rev. (Hobart & William Smith College Proj.), Ser. 2012, 5.00%, due 9/1/21	1,492	ß
1,500	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2009, 5.75%, due 7/1/23	1,728	ß
580	Islip, G.O., Ser. 2012, 3.00%, due 8/1/25	603
755	Jefferson Co. IDA Solid Waste Disp. Rev. (Green Bond), Ser. 2014, 4.75%, due 1/1/20	758	ß
1,050	Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 2006-E, (BHAC Insured), 5.00%, due 12/1/21	1,123
2,000	Metropolitan Trans. Au. Rev., Ser. 2012-F, 5.00%, due 11/15/21	2,374
1,000	Monroe Co. IDA Civic Fac. Rev. (Highland Hosp. of Rochester), Ser. 2005, 5.00%, due 8/1/15	1,009	ß
300	Monroe Co. Ind. Dev. Corp. Rev. (Monroe Comm. College), Ser. 2014, (AGM Insured),	340	ß
	5.00%, due 1/15/29
500	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A,	557	ß
	5.00%, due 10/1/24
500	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A,	552	ß
	5.00%, due 10/1/25
250	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A,	252	ß
	4.00%, due 10/1/26
1,120	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2012-A, 5.00%, due 6/1/23	1,275	ß
210	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2012-A, 5.00%, due 6/1/25	237	ß
350	Monroe Co. Newpower Corp. Pwr. Fac. Rev., Ser. 2003, 5.10%, due 1/1/16	351
1,265	Montgomery Co. Cap. Res. Corp. Lease Ref. Rev. (HFM Boces Proj.), Ser. 2014, (MAC Insured),	1,488
	5.00%, due 9/1/27
2,000	Nassau Co. G.O. (Gen. Imp. Bonds), Ser. 2013-B, 5.00%, due 4/1/28	2,266
1,400	Nassau Co. IDA Civic Fac. Rev. Ref. & Imp. (Cold Spring Harbor Laboratory), Ser. 1999, (LOC: TD Bank	1,400	µß
	N.A.), 0.13%, due 1/1/34
500	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.),	591	ß
	Ser. 2014, 5.00%, due 7/1/23
1,000	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.),	1,163	ß
	Ser. 2014, 5.00%, due 7/1/27
950	New York City G.O., Ser. 2009-B, 5.00%, due 8/1/22	1,088
1,000	New York City G.O., Ser. 2009-E, 5.00%, due 8/1/21	1,150
490	New York City IDA Civic Fac. Rev. (Vaughn College Aeronautics & Technology), Ser. 2006-A,	507	ß
	5.00%, due 12/1/28
2,000	New York City IDA Spec. Fac. Rev. (Term. One Group Assoc. Proj.), Ser. 2005, 5.50%, due 1/1/19	2,058	µß
1,200	New York City Trust for Cultural Res. Ref. Rev. (American Museum of Natural History), Ser. 2008-A1,	1,200	µß
	(LOC: JP Morgan Chase), 0.14%, due 4/1/27
500	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014, 5.38%, due 11/15/40	548	ñß
2,000	New York Liberty Dev. Corp. Rev. (Goldman Sachs Headquarters), Ser. 2005, 5.25%, due 10/1/35	2,340	ßØØ
660	New York Liberty Dev. Corp. Rev. (Nat’l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
3,000	New York St. Dorm. Au. Ref. Rev. (North Gen. Hosp. Proj.), Ser. 2003, 5.75%, due 2/15/17	3,012	ß
1,815	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A,	1,784	ß
	3.00%, due 7/1/27
250	New York St. Dorm. Au. Rev. (Brookdale Hosp. Med. Ctr.), Ser. 1998-J, 5.20%, due 2/15/16	251	ß
795	New York St. Dorm. Au. Rev. (City Univ. Sys. Proj.), Ser. 1995-A, 5.63%, due 7/1/16	823
295	New York St. Dorm. Au. Rev. (North Shore-Long Island Jewish Oblig. Group), Ser. 2003,	296	ßØØ
	5.00%, due 5/1/18
905	New York St. Dorm. Au. Rev. (SS Joachim & Anne Residence Proj.), Ser. 2002, (LOC: Allied Irish Banks),	905	ß
	4.60%, due 7/1/16
780	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013,	834	ß
	4.63%, due 7/1/25
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Manhattan Marymount College), Ser. 2009,	543	ß
	5.00%, due 7/1/24
900	New York St. Dorm. Au. Rev. Non St. Supported Debt (Montefiore Med. Ctr.), Ser. 2008, (FHA	979	ß
	Insured), 5.00%, due 8/1/21
1,595	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009,	1,827	ß
	5.25%, due 7/1/24
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group),	2,153	ß
	Ser. 2011-A, 4.38%, due 5/1/26
1,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2006-A,	1,049	ß
	5.00%, due 7/1/20

See Notes to Schedule of Investments	19

Schedule of Investments New York Intermediate Municipal Fund Inc. (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

$805	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2007-B,	$867	ß
	5.25%, due 7/1/24 Pre-Refunded 7/1/17
1,375	New York St. Dorm. Au. Rev. Non St. Supported Debt (Rochester Institute of Technology), Ser. 2012,	1,449	ß
	4.00%, due 7/1/28
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. John’s Univ.), Ser. 2007-C, (National Public	2,298	ß
	Finance Guarantee Corp. Insured), 5.25%, due 7/1/19
460	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys. Obligated Group),	487	ß
	Ser. 2014-A, 4.00%, due 1/1/26
470	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys. Obligated Group),	498	ß
	Ser. 2014-A, 4.00%, due 1/1/27
200	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys. Obligated Group),	211	ß
	Ser. 2014-A, 4.00%, due 1/1/28
275	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys. Obligated Group),	290	ß
	Ser. 2014-A, 4.13%, due 1/1/29
1,350	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	1,576
2,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2012-A, 5.00%, due 12/15/26	2,380
1,500	New York St. Env. Fac. Corp. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2004-A,	1,549	ß
	2.75%, due 7/1/17
2,000	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking), Ser. 2012-A, 4.00%, due 6/15/26	2,203
1,615	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.50%, due 11/1/29	1,694
960	New York St. HFA Rev. (Affordable Hsg.), Ser. 2012-F, (SONYMA Insured), 3.05%, due 11/1/27	965
1,045	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due 4/1/27	1,051
1,230	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/23	1,429
1,295	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/24	1,501
1,000	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2007-B,	1,098
	5.00%, due 4/1/20
1,090	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2009-B,	1,245
	5.00%, due 4/1/19
1,250	New York St. Urban Dev. Corp. Ref. Rev., Ser. 2008-D, 5.25%, due 1/1/20	1,425
965	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2008-A1, 5.00%, due 12/15/23	1,071
785	Newburgh, G.O., Ser. 2012-A, 5.00%, due 6/15/22	883
900	Niagara Area Dev. Corp. Rev. (Covanta Energy Proj.), Ser. 2012, 4.00%, due 11/1/24	911	ñß
640	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/25	726	ß
300	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/26	338	ß
1,100	Niagara Falls City Sch. Dist. Ref. Cert. Participation (High Sch. Fac.), Ser. 2015, (AGM Insured),	1,177	Ø
	4.00%, due 6/15/26
500	Onondaga Civic Dev. Corp. Rev. (St. Josephs Hosp. Hlth. Ctr. Proj.), Ser. 2014-A, 5.00%, due 7/1/25	542	ß
1,000	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-B, 5.00%, due 12/1/19	1,161	ß
1,500	Oyster Bay, G.O., Ser. 2014, (AGM Insured), 3.25%, due 8/1/21	1,581
3,000	Port Au. New York & New Jersey Cons. Bonds, Ser. 2012-175, 3.00%, due 12/1/27	3,049
750	Rensselaer City Sch. Dist. Cert. Participation, Ser. 2006, (XLCA Insured), 5.00%, due 6/1/26	768
1,500	Rockland Co. G.O. (Pub. Imp. ), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/21	1,651
1,000	Saratoga Co. IDA Civic Fac. Rev. (Saratoga Hosp. Proj.), Ser. 2007-B, 5.00%, due 12/1/22	1,098	ß
1,410	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due 7/1/28	1,596	ßØØ
1,980	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 5.00%, due 11/1/25	2,218
190	Triborough Bridge & Tunnel Au. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp.	197
	Insured), 4.75%, due 1/1/24
1,000	Triborough Bridge & Tunnel Au. Rev., Subser. 2008-D, 5.00%, due 11/15/23 Pre-Refunded 11/15/18	1,137
765	Triborough Bridge & Tunnel Au. Rev., Subser. 2008-D, 5.00%, due 11/15/23	861
305	Ulster Co. Res. Rec. Agcy., Ser. 2002, (AMBAC Insured), 5.25%, due 3/1/16	306
1,405	United Nations Dev. Corp. Rev., Ser. 2009-A, 5.00%, due 7/1/22	1,602
3,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	3,547	ØØ
1,350	Westchester Co. Local Dev. Corp. Rev. (Kendal on Hudson Proj.), Ser. 2013, 5.00%, due 1/1/28	1,509	ß

		103,944

See Notes to Schedule of Investments	20

Schedule of Investments New York Intermediate Municipal Fund Inc. (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

(000’s omitted)		(000’s omitted)[z]

Pennsylvania (2.9%)
$2,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2,	$2,153	[b]
	0.00%, due 12/1/34
Puerto Rico (4.4%)
2,000	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (National Public Finance Guarantee	2,122
	Corp. Insured), 5.50%, due 7/1/20
1,060	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser.	1,060	ß
	2002-A, (ACA Insured), 5.25%, due 8/1/16

		3,182

Virgin Islands (0.4%)
250	Virgin Islands Pub. Fin. Au. Rev., Ser. 2014-A, 5.00%, due 10/1/24	281

Total Municipal Notes (Cost $113,588)		119,567

UNITS

Liquidating Trust - Real Estate (2.2%)
600	CMS Liquidating Trust (Cost $3,105)	1,650	#*^^
Total Investments (165.8%) (Cost $116,693)		121,217	##
Cash, receivables and other assets, less liabilities (0.2%)		212
Liquidation Value of Variable Rate Municipal Term Preferred Shares [(66.0%)]		(48,300)
Total Net Assets Applicable to Common Stockholders (100.0%)		$73,129

See Notes to Schedule of Investments	21

Notes to Schedule of Investments (Unaudited)

†

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by each of Neuberger Berman California Intermediate Municipal Fund Inc. (“California”), Neuberger Berman Intermediate Municipal Fund Inc. (“Intermediate”) and Neuberger Berman New York Intermediate Municipal Fund Inc. (“New York”) (each individually a “Fund” and collectively, the “Funds”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds’ investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●Level 1 – quoted prices in active markets for identical investments
●Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●Level 3 – unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds’ investments in municipal securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 and 3 inputs used by independent pricing services to value municipal securities and units include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, appraisals, bid offers and specific data on specialty issues.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (each Fund’s Board of Directors, a “Board”) has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements	22

Notes to Schedule of Investments (Unaudited) (cont’d)

The following is a summary, categorized by Level, of inputs used to value the Funds’ investments as of April 30, 2015:

Asset Valuation Inputs
(000’s omitted)	Level 1	Level 2	Level 3§	Total
California
Investments:
Municipal Notes^	$—	$142,968	$—	$142,968
Total Investments	—	142,968	—	142,968
Intermediate
Investments:
Municipal Notes^	—	473,414	—	473,414
Tax Exempt Preferred^	—	1,953	—	1,953
Total Investments	—	475,367	—	475,367
New York
Investments:
Municipal Notes^	—	119,567	—	119,567
Liquidating Trust—Real Estate	—	1,650	—	1,650
Total Investments	—	121,217	—	121,217

^	The Schedule of Investments provides information on the state categorization for the portfolio.

§	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

										Net change in
										unrealized
										appreciation/
										(depreciation)
	Beginning			Change in						from
	balance,	Accrued		unrealized			Transfers	Transfers	Balance	investments
	as of	discounts/	Realized	appreciation/			into	out of	as of	still held as
	11/1/14	(premiums)	gain/(loss)	(depreciation)	Purchases	Sales	Level 3	Level 3	4/30/15	of 4/30/15
(000’s omitted)
Investments in
Securities
New York
Units
Liquidating
Trust—
Real Estate	$1,830	$—	$—	$ —	$—	$—	$—	$(1,830)	$—	$—
Total	$1,830	$—	$—	$ —	$—	$—	$—	$(1,830)	$—	$—

See Notes to Financial Statements	23

Notes to Schedule of Investments (Unaudited) (cont’d)

As of the six months ended April 30, 2015, a security was transferred from one level (as of October 31, 2014) to another. Based on beginning of period market values as of November 1, 2014, approximately $1,830,000 was transferred from Level 3 to Level 2 for New York as a result of an increase in the number of observable inputs that were readily available to the independent pricing service.

##	At April 30, 2015, selected fund information on a U.S. federal income tax basis was as follows:

				Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
(000’s omitted)	Cost	Appreciation	Depreciation	(Depreciation)
California	$133,680	$9,497	$209	$9,288
Intermediate	433,041	44,509	2,183	42,326
New York	116,696	6,810	2,289	4,521

ß	Security is guaranteed by the corporate or non-profit obligor.

ñ	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At April 30, 2015, these securities amounted to approximately $4,059,000 or 4.7% of net assets applicable to common stockholders for California, approximately $18,323,000 or 6.1% of net assets applicable to common stockholders for Intermediate and approximately $1,936,000 or 2.6% of net assets applicable to common stockholders for New York.

Ø	All or a portion of this security was purchased on a when-issued basis. At April 30, 2015, these securities amounted to $1,177,000 or 1.6% of net assets applicable to common stockholders for New York.
ØØ	All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments.
µ	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2015, and at their final maturities.

b	Currently a zero coupon security; will convert to 6.00% on December 1, 2015.
c	Currently a zero coupon security; will convert to 6.50% on December 1, 2015.
d	Currently a zero coupon security; will convert to 5.50% on August 1, 2021.
e	Currently a zero coupon security; will convert to 6.38% on August 1, 2016.
f	Currently a zero coupon security; will convert to 6.38% on August 1, 2019.
g	Currently a zero coupon security; will convert to 6.13% on August 1, 2023.
h	Currently a zero coupon security; will convert to 6.75% on August 1, 2015.
i	Currently a zero coupon security; will convert to 6.88% on August 1, 2019.
j	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.
z	A zero balance, if any, may reflect actual amounts rounding to less than $1,000.
*	Security did not produce income during the last twelve months.

See Notes to Financial Statements	24

Notes to Schedule of Investments (Unaudited) (cont’d)

^^	Value of the security was determined using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

‡	Security had an event of default.

Ñ	These securities have been deemed by the investment manager to be illiquid. At April 30, 2015, these securities amounted to approximately $498,000 or 0.6% of net assets applicable to common stockholders for California and approximately $ 2,993,000 or 1.0% of net assets applicable to common stockholders for Intermediate.

#

These securities have been deemed by the investment manager to be illiquid, and are restricted securities subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors.

At April 30, 2015, these securities amounted to approximately $1,514,000 or 1.8% of net assets applicable to common stockholders for California, approximately $6,844,000 or 2.3% of net assets applicable to common stockholders for Intermediate and approximately $2,156,000 or 2.9% of net assets applicable to common stockholders for New York.

(000’s omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Stockholders as of Acquisition Date	Value as of 4/30/15	Fair Value Percentage of Net Assets Applicable to Common Stockholders as of 4/30/15

California	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.), Ser. 2014, 5.63%, due 7/1/44	9/18/2014	$982	1.2%	$1,009	1.2%

	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1, 6.88%, due 5/15/21	12/16/2013	500	0.6%	505	0.6%

See Notes to Financial Statements	25

Notes to Schedule of Investments (Unaudited) (cont’d)

(000’s omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Stockholders as of Acquisition Date	Value as of 4/30/15	Fair Value Percentage of Net Assets Applicable to Common Stockholders as of 4/30/15

Intermediate	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.), Ser. 2014, 5.00%, due 7/1/24	9/18/2014	$806	0.3%	$821	0.3%

	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.), Ser. 2014, 5.13%, due 7/1/29	9/18/2014	623	0.2%	637	0.2%

	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1, 6.88%, due 5/15/21	12/16/2013	1,000	0.4%	1,011	0.3%

	Munimae TE Bond Subsidiary LLC, Unsecured Notes, 5.00%, due 4/30/28	1/31/2013	1,925	0.7%	1,953	0.7%

	New York Liberty Dev. Corp. Rev. (Nat’l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	1,100	0.4%	0	0.0%

	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	10/2/2006	3,000	1.0%	2,422	0.8%

See Notes to Financial Statements	26

Notes to Schedule of Investments (Unaudited) (cont’d)

(000’s omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Stockholders as of Acquisition Date	Value as of 4/30/15	Fair Value Percentage of Net Assets Applicable to Common Stockholders as of 4/30/15

New York	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1, 6.88%, due 5/15/21	12/16/2013	$500	0.7%	$506	0.7%

	New York Liberty Dev. Corp. Rev. (Nat’l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	660	0.9%	0	0.0%

	CMS Liquidating Trust	11/21/2012	3,105	4.0%	1,650	2.2%

See Notes to Financial Statements	27

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman
(000’s omitted except per share amounts)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.	INTERMEDIATE MUNICIPAL FUND INC.	NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
	April 30, 2015	April 30, 2015	April 30, 2015
Assets
Investments in securities, at value* (Note A)— see Schedule of Investments:
Unaffiliated issuers	$142,968	$475,367	$121,217
Cash	393	282	11
Interest receivable	1,663	6,424	1,637
Receivable for securities sold	—	335	105
Deferred offering costs (Note A)	123	238	116
Prepaid expenses and other assets	2	6	1
Total Assets	145,149	482,652	123,087
Liabilities
Variable Rate Municipal Term Preferred Shares Series A ($100,000 liquidation value per share; 590, 1,794 and 483 shares outstanding for California, Intermediate and New York, respectively) (Note A)	59,000	179,400	48,300
Distributions payable—preferred shares	63	191	51
Distributions payable—common stock	377	1,407	289
Payable for securities purchased	—	—	1,187
Payable to investment manager (Note B)	30	100	25
Payable to administrator (Note B)	36	120	30
Payable to directors	1	1	1
Accrued expenses and other payables	77	111	75
Total Liabilities	59,584	181,330	49,958
Net Assets applicable to Common Stockholders	$85,565	$301,322	$73,129
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$79,174	$267,797	$72,099
Undistributed net investment income (loss)	1,170	10,440	213
Accumulated net realized gains (losses) on investments	(4,067)	(19,255)	(3,707)
Net unrealized appreciation (depreciation) in value of investments	9,288	42,340	4,524
Net Assets applicable to Common Stockholders	$85,565	$301,322	$73,129
Shares of Common Stock Outstanding ($.0001 par value; 999,996,410, 999,990,206 and 999,996,517 shares authorized for California, Intermediate and New York, respectively)	5,542	18,766	5,076
Net Asset Value Per Share of Common Stock Outstanding	$15.44	$16.06	$14.41
*Cost of Investments	$133,680	$433,027	$116,693

See Notes to Financial Statements	28

Statements of Operations (Unaudited)

Neuberger Berman
(000’s omitted)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.	INTERMEDIATE MUNICIPAL FUND INC.	NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015
Investment Income:
Income (Note A):
Interest and other income	$2,733	$10,350	$2,322
Expenses:
Investment management fees (Note B)	180	601	152
Administration fees (Note B)	216	721	182
Audit fees	29	29	29
Basic maintenance expense (Note A)	20	20	20
Custodian and accounting fees	40	82	34
Insurance expense	2	7	2
Legal fees	13	41	12
Stockholder reports	7	18	7
Stock exchange listing fees	1	3	1
Stock transfer agent fees	12	11	11
Distributions to variable rate municipal term preferred stockholders and amortization of offering costs (Note A)	393	1,180	321
Directors’ fees and expenses	16	16	16
Miscellaneous	7	13	7
Total net expenses	936	2,742	794
Net investment income (loss)	$1,797	$7,608	$1,528

Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	14	978	(5)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	56	(1,128)	(222)
Net gain (loss) on investments	70	(150)	(227)
Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$1,867	$7,458	$1,301

See Notes to Financial Statements	29

This page has been left blank intentionally

Statements of Changes in Net Assets

Neuberger Berman
(000’s omitted)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.		INTERMEDIATE MUNICIPAL FUND INC.
	Six Months Ended April 30, 2015	Year Ended October 31, 2014	Six Months Ended April 30, 2015	Year Ended October 31, 2014
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income (loss)	$1,797	$4,008	$7,608	$16,523
Net realized gain (loss) on investments	14	(1,473)	978	(3,808)
Change in net unrealized appreciation (depreciation) of investments	56	7,844	(1,128)	32,661
Distributions to Auction Market Preferred Stockholders From (Note A):
Net investment income	—	(42)	—	(123)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	1,867	10,337	7,458	45,253
Distributions to Common Stockholders From (Note A):
Net investment income	(2,260)	(4,517)	(8,445)	(15,857)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	57	78	—	45
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders	(336)	5,898	(987)	29,441
Net Assets Applicable to Common Stockholders:
Beginning of period	85,901	80,003	302,309	272,868
End of period	$85,565	$85,901	$301,322	$302,309
Undistributed net investment income (loss) at end of period	$1,170	$1,633	$10,440	$11,277

See Notes to Financial Statements	31

NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
Six Months Ended April 30, 2015	Year Ended October 31, 2014
(Unaudited)

$1,528	$3,397
(5)	(800)
(222)	5,515

—	(34)
1,301	8,078

(1,899)	(3,959)

—	15
(598)	4,134

73,727	69,593
$73,129	$73,727
$213	$584

See Notes to Financial Statements	32

Notes to Financial Statements Intermediate Municipal Closed-End Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1	General: The Funds were organized as Maryland corporations on July 29, 2002. California and New York registered as non-diversified, closed-end management investment companies and Intermediate registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds’ Schedule of Investments.

3	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4	Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2015, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences, if any, are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, capital loss carryforwards expiring and differing characterization of distributions made by each Fund.

33

As determined on October 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of partnership basis adjustments. These reclassifications had no effect on net income, net asset value (“NAV”) or NAV per share of each Fund. For the year ended October 31, 2014, the Funds recorded the following permanent reclassifications:

Accumulated Net
		Undistributed	Realized Gains
		Net Investment	(Losses) on
	Paid-in Capital	Income (Loss)	Investments
California	$—	$—	$—
Intermediate	—	8,317	(8,317)
New York	—	—	—

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

			Distributions Paid From:
	Tax-Exempt Income		Ordinary Income		Total
	2014	2013	2014	2013	2014	2013
California	$4,720,334	$4,537,239	$97,664	$82,975	$4,817,998	$4,620,214
Intermediate	16,472,593	15,804,737	290,773	287,030	16,763,366	16,091,767
New York	4,178,249	4,034,901	24,603	11,360	4,202,852	4,046,261

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Unrealized	Loss	Other
	Tax-Exempt	Ordinary	Long-Term	Appreciation	Carryforwards	Temporary
	Income	Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
California	$2,074,432	$—	$—	$9,231,966	$(4,081,517)	$(441,135)	$6,783,746
Intermediate	12,880,757	—	—	43,454,642	(20,220,432)	(1,603,739)	34,511,228
New York	966,202	—	—	4,743,091	(3,698,774)	(382,826)	1,627,693

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of distribution payments, capital loss carryforwards and, for Intermediate and New York, defaulted bond income adjustments.

To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the “Act”) became effective for the Funds on November 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post-Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”). As determined at October 31, 2014, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

			Pre-Enactment
			Expiring in:
	2015	2016	2017	2018	2019
California	$—	$—	$783,685	$—	$—
Intermediate	126,780	232,566	9,552,881	302,263	—
New York	—	269,555	1,053,807	—	7,374

34

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
California	$2,953,433	$344,399
Intermediate	8,641,151	1,364,791
New York	1,902,357	465,681

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

5	Distributions to common stockholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions to common stockholders. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common stockholders are recorded on the ex-date. Distributions to preferred stockholders are accrued and determined as described in Note A-7.

On May 15, 2015, each Fund declared a monthly distribution to common stockholders payable June 15, 2015, to stockholders of record on May 29, 2015, with an ex-date of May 27, 2015 as follows:

Distribution per share
California	$0.068
Intermediate	0.075
New York	0.057

On June 15, 2015, each Fund declared a monthly distribution to common stockholders payable July 15, 2015, to stockholders of record on June 30, 2015, with an ex-date of June 26, 2015 as follows:

Distribution per share
California	$0.068
Intermediate	0.075
New York	0.057

6	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., a Fund) are allocated among the Funds and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

7	Financial leverage: On October 21, 2002, the Funds re-classified unissued shares of capital stock into several series of Auction Market Preferred Shares (“AMPS”), as follows:

	Series A Shares	Series B Shares
California	1,500	1,500
Intermediate	4,000	4,000
New York	1,500	1,500

On December 13, 2002, the Funds issued several series of AMPS, as follows:

	Series A Shares	Series B Shares
California	1,180	1,180
Intermediate	3,588	3,588
New York	965	965

35

All shares of each series of AMPS had a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by a Fund, but excluding interest thereon. Distributions to AMPS stockholders, which were cumulative, were accrued daily. It was the policy of each Fund to pay distributions every 7 days for each Fund’s AMPS Series A and every 28 days for each Fund’s AMPS Series B, unless in a special rate period.

On June 24, 2014, the Funds re-classified unissued shares of capital stock into Variable Rate Municipal Term Preferred Shares (“VMTPS”), Series A, as follows:

Series A Shares
California	590
Intermediate	1,794
New York	483

On June 30, 2014, July 1, 2014 and July 2, 2014, the Funds issued VMTPS, Series A, as follows:

Series A Shares
California	590
Intermediate	1,794
New York	483

Each Fund used the proceeds of the sale of VMTPS to redeem its outstanding AMPS. Each Fund’s VMTPS have a liquidation preference of $100,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“VMTPS Liquidation Value”). Distributions on the VMTPS are accrued daily and paid monthly at a floating rate. For financial reporting purposes only, the liquidation preference of the VMTPS is recognized as a liability in each Fund’s Statement of Assets and Liabilities.

The distribution rate for each Fund’s VMTPS is calculated based on the applicable SIFMA Municipal Swap Index plus a spread. The table below sets forth key terms of each Fund’s VMTPS.

		Term		Aggregate
		Redemption	Shares	Liquidation	Estimated
Fund	Series	Date	Outstanding	Preference	Fair Value
California	Series A	6/30/2019	590	$59,000,000	$59,000,000
Intermediate	Series A	7/1/2019	1,794	$179,400,000	$179,400,000
New York	Series A	7/2/2019	483	$48,300,000	$48,300,000

The Funds have paid up front expenses in connection with offering the VMTPS, which are being amortized over the life of the VMTPS. The expenses are included in the Distributions to variable rate municipal term preferred stockholders and amortization of offering costs line item that is reflected in the Statements of Operations.

Each Fund may redeem VMTPS, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of its VMTPS, but will incur additional expenses if it chooses to so redeem. Each Fund is also subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude a Fund from declaring any distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of VMTPS at VMTPS Liquidation Value. The holders of VMTPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the holders of VMTPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of VMTPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on VMTPS for two consecutive years.

36

8	Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California and New York normally invest a substantial portion of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds’ securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

9	Indemnifications: Like many other companies, the Funds’ organizational documents provide that their officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

10	Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements, each Fund is required to provide the rating agency that rates its VMTPS a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the VMTPS. “Discounted value” refers to the fact that the rating agency requires each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. Each Fund pays a fee to State Street Bank and Trust Company (“State Street”) for the preparation of this report which is reflected in the Statements of Operations under the caption “Basic maintenance expense (Note A).”

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any VMTPS (AMPS prior to June 30, 2014, July 1, 2014 and July 2, 2014 for California, Intermediate and New York, respectively) outstanding is not considered a liability.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC (“Neuberger”) is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are Officers and/or Directors of each Fund are also employees of Neuberger and/or Management.

Note C—Securities Transactions:

During the six months ended April 30, 2015, there were purchase and sale transactions of long-term securities as follows:

(000’s omitted)	Purchases	Sales
California	$437	$1,114
Intermediate	22,879	25,419
New York	9,483	9,123

37

Note D—Capital:

Transactions in shares of common stock for the six months ended April 30, 2015 and for the year ended October 31, 2014 were as follows:

	Stock Issued on		Net Increase/(Decrease)
	Reinvestment of Dividends		in Common Stock
	and Distributions		Outstanding
	2015	2014	2015	2014
California	3,653	5,192	3,653	5,192
Intermediate	—	3,131	—	3,131
New York	—	1,103	—	1,103

Note E—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

38

Financial Highlights

California Intermediate Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00)% per share are presented as .00% or (.00)%, respectively. Net asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A “-” indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended April 30,		Year Ended October 31,
	2015		2014		2013		2012		2011		2010
	(Unaudited)
Common Stock Net Asset Value,
Beginning of Period	$15.51		$14.46		$15.85		$15.09		$15.25		$14.41

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income (Loss)¢	.32		.72		.79		.89		.99		.98
Net Gains or Losses on Securities
(both realized and unrealized)	.02		1.16		(1.34)		.72		(.29)		.71
Common Stock Equivalent of Distributions to
AMPS Preferred Shareholders From:
Net Investment Income¢	—		(.01)		(.02)		(.03)		(.04)		(.04)
Total From Investment Operations
Applicable to Common Stockholders	0.34		1.87		(0.57)		1.58		0.66		1.65

Less Distributions to Common
Stockholders From:
Net Investment Income	(.41)		(.82)		(.82)		(.82)		(.82)		(.81)
Common Stock Net Asset Value,
End of Period	$15.44		$15.51		$14.46		$15.85		$15.09		$15.25
Common Stock Market Value,
End of Period	$16.43		$15.53		$14.26		$16.66		$14.68		$14.56
Total Return, Common Stock Net Asset Value†	2.18	%**	13.28%		(3.65)%		10.65%		4.77%		12.07%
Total Return, Common Stock Market Value†	8.59	%**	15.02%		(9.60)%		19.55%		6.75%		17.34%

Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Period (in millions)	$85.6		$85.9		$80.0		$87.5		$83.1		$84.0
Preferred Shares Outstanding,
End of Period (in millions)^	$59.0		$59.0		$59.0		$59.0		$59.0		$59.0
Preferred Shares Liquidation Value Per Share^	$100,000		$100,000		$25,000		$25,000		$25,000		$25,000
Ratios are Calculated Using
Average Net Assets
Applicable to Common Stockholders
Ratio of Gross ExpensesØ	2.18	%*	1.70%		1.43%		1.41	%#	1.46	%#	1.59	%#
Ratio of Net ExpensesØ	2.18	%*	1.70%		1.43	%‡	1.33	%‡	1.29	%‡	1.33	%‡
Ratio of Net Investment Income (Loss) Excluding
AMPS Preferred Share Distributions^	4.19	%*	4.85	%ØØ	5.19	%ØØ	5.67	%ØØ	6.68	%ØØ	6.60	%ØØ
Portfolio Turnover Rate	0	%**	24%		47%		41%		16%		23%
Asset Coverage Per Preferred Share,
End of Period@	$245,132		$245,704		$58,900		$62,095		$60,224		$60,597

See Notes to Financial Highlights	39

Financial Highlights

Intermediate Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00)% per share are presented as .00% or (.00)%, respectively. Net asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A “-” indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended April 30,		Year Ended October 31,
	2015		2014		2013		2012		2011		2010
	(Unaudited)
Common Stock Net Asset Value,
Beginning of Period	$16.11		$14.54		$15.96		$14.86		$14.94		$14.15

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income (Loss)¢	.41		.88		.89		.98		1.00		.99
Net Gains or Losses on Securities
(both realized and unrealized)	(.01)		1.55		(1.45)		.98		(.21)		.67
Common Stock Equivalent of Distributions to
AMPS Preferred Shareholders From:
Net Investment Income¢	—		(.01)		(.02)		(.02)		(.03)		(.04)
Total From Investment Operations
Applicable to Common Stockholders	0.40		2.42		(0.58)		1.94		0.76		1.62

Less Distributions to Common
Stockholders From:
Net Investment Income	(.45)		(.85)		(.84)		(.84)		(.84)		(.83)
Common Stock Net Asset Value,
End of Period	$16.06		$16.11		$14.54		$15.96		$14.86		$14.94
Common Stock Market Value,
End of Period	$15.63		$15.42		$14.10		$16.43		$14.75		$14.80
Total Return, Common Stock Net Asset Value†	2.61	%**	17.24%		(3.59)%		13.30%		5.51%		11.89%
Total Return, Common Stock Market Value†	4.33	%**	15.72%		(9.19)%		17.51%		5.71%		20.56%

Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Period (in millions)	$301.3		$302.3		$272.9		$299.2		$277.5		$278.9
Preferred Shares Outstanding,
End of Period (in millions)^^	$179.4		$179.4		$179.4		$179.4		$179.4		$179.4
Preferred Shares Liquidation Value Per Share^^	$100,000		$100,000		$25,000		$25,000		$25,000		$25,000
Ratios are Calculated Using
Average Net Assets
Applicable to Common Stockholders
Ratio of Gross ExpensesØ	1.81	%*	1.41%		1.17%		1.17	%#	1.22	%#	1.30	%#
Ratio of Net ExpensesØ	1.81	%*	1.41%		1.17	%‡	1.09	%‡	1.05	%‡	1.05	%‡
Ratio of Net Investment Income (Loss) Excluding
AMPS Preferred Share Distributions^^	5.03	%*	5.77	%ØØ	5.78	%ØØ	6.30	%ØØ	6.92	%ØØ	6.75	%ØØ
Portfolio Turnover Rate	5	%**	24%		40%		35%		23%		26%
Asset Coverage Per Preferred Share,
End of Period@	$268,067		$268,620		$63,026		$66,698		$63,673		$63,870

See Notes to Financial Highlights	40

Financial Highlights

New York Intermediate Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00)% per share are presented as .00% or (.00)%, respectively. Net asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A “-” indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended April 30,		Year Ended October 31,
	2015		2014		2013		2012		2011		2010
	(Unaudited)
Common Stock Net Asset Value,
Beginning of Period	$14.52		$13.71		$15.03		$14.49		$14.85		$14.07

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income (Loss)¢	.30		.67		.71		.79		.89		.92
Net Gains or Losses on Securities
(both realized and unrealized)	(.04)		.93		(1.23)		.55		(.44)		.67
Common Stock Equivalent of Distributions to
AMPS Preferred Shareholders From:
Net Investment Income¢	—		(.01)		(.02)		(.02)		(.03)		(.04)
Total From Investment Operations
Applicable to Common Stockholders	0.26		1.59		(.54)		1.32		0.42		1.55

Less Distributions to Common
Stockholders From:
Net Investment Income	(.37)		(.78)		(.78)		(.78)		(.78)		(.77)
Common Stock Net Asset Value,
End of Period	$14.41		$14.52		$13.71		$15.03		$14.49		$14.85
Common Stock Market Value,
End of Period	$14.30		$14.11		$12.97		$15.74		$13.76		$14.95
Total Return, Common Stock Net Asset Value†	1.90	%**	12.16%		(3.50)%		9.26%		3.25%		11.43%
Total Return, Common Stock Market Value†	4.06	%**	15.21%		(12.82)%		20.49%		(2.61)%		22.54%

Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Period (in millions)	$73.1		$73.7		$69.6		$76.2		$73.1		$74.9
Preferred Shares Outstanding,
End of Period (in millions)^^^	$48.3		$48.3		$48.3		$48.3		$48.3		$48.3
Preferred Shares Liquidation Value Per Share^^^	$100,000		$100,000		$25,000		$25,000		$25,000		$25,000
Ratios are Calculated Using
Average Net Assets
Applicable to Common Stockholders
Ratio of Gross ExpensesØ	2.16	%*	1.71%		1.43%		1.42	%#	1.46	%#	1.55	%#
Ratio of Net ExpensesØ	2.16	%*	1.71%		1.43	%‡	1.34	%‡	1.29	%‡	1.30	%‡
Ratio of Net Investment Income (Loss) Excluding
AMPS Preferred Share Distributions^^^	4.16	%*	4.75	%ØØ	4.93	%ØØ	5.31	%ØØ	6.21	%ØØ	6.37	%ØØ
Portfolio Turnover Rate	8	%**	32%		52%		28%		16%		29%
Asset Coverage Per Preferred Share,
End of Period@	$251,511		$252,753		$61,059		$64,471		$62,895		$63,835

See Notes to Financial Highlights	41

Notes to Financial Highlights Intermediate Municipal Closed-End Funds (Unaudited)

†

Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not waived a portion of the investment management fee during certain of the periods shown.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

‡

After waiver of a portion of the investment management fee by Management during certain of the periods shown. Each Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. Had the Funds not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets applicable to common stockholders would have been:

	Year Ended October 31,
	2013	2012	2011	2010
California	1.43%	1.33%	1.29%	1.34%
Intermediate	1.17%	1.09%	1.05%	1.05%
New York	1.43%	1.34%	1.29%	1.30%

@

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of VMTPS and accumulated unpaid distributions on the VMTPS (AMPS prior to June 30, 2014, July 1, 2014 and July 2, 2014 for California, Intermediate and New York, respectively)) from the Fund’s total assets and dividing by the number of VMTPS/AMPS outstanding.

††

Expense ratios do not include the effect of distributions on AMPS. Income ratios include income earned on assets attributable to the VMTPS (AMPS prior to June 30, 2014, July 1, 2014 and July 2, 2014 for California, Intermediate and New York, respectively) outstanding.

¢	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

Ø	Distributions on VMTPS are included in expense ratios. The annualized ratios of distributions on VMTPS to average net assets applicable to common stockholders were:

	Six Months
	Ended	Year Ended
	April 30, 2015	October 31, 2014
California	.92%	.96%
Intermediate	.78%	.83%
New York	.87%	.91%

42

ØØ	The annualized ratios of distributions on AMPS to average net assets applicable to common stockholders were:

	Year Ended October 31,
	2014	2013	2012	2011	2010
California	.05%	.13%	.17%	.24%	.29%
Intermediate	.04%	.12%	.15%	.22%	.27%
New York	.05%	.12%	.16%	.22%	.27%

^	Prior to June 30, 2014, California had AMPS outstanding. On June 30, 2014, California issued 590 VMTPS and redeemed its outstanding AMPS (see Note A-7 to Financial Statements).

^^	Prior to July 1, 2014, Intermediate had AMPS outstanding. On July 1, 2014, Intermediate issued 1,794 VMTPS and redeemed its outstanding AMPS (see Note A-7 to Financial Statements).

^^^	Prior to July 2, 2014, New York had AMPS outstanding. On July 2, 2014, New York issued 483 VMTPS and redeemed its outstanding AMPS (see Note A-7 to Financial Statements).

*	Annualized.

**	Not Annualized.

43

Distribution Reinvestment Plan

Computershare, Inc. (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or P.O. Box 30170, College Station, TX 77842-3170.

Directory

Investment Manager and Administrator	Plan Agent
Neuberger Berman Management LLC	Computershare, Inc.
605 Third Avenue, 2nd Floor	P.O. Box 30170
New York, NY 10158-0180	College Station, TX 77842-3170
877.461.1899 or 212.476.8800

Sub-Adviser	Overnight correspondence should be sent to:
Neuberger Berman LLC	Computershare, Inc.
605 Third Avenue	211 Quality Circle, Suite 210
New York, NY 10158-3698	College Station, TX 77845

Custodian	Legal Counsel
State Street Bank and Trust Company	K&L Gates LLP
One Lincoln Street	1601 K Street, NW
Boston, MA 02111	Washington, DC 20006-1600

Stock Transfer Agent	Independent Registered Public Accounting Firm
Computershare, Inc.	Ernst & Young LLP
480 Washington Boulevard	200 Clarendon Street
Jersey City, NJ 07310	Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website, at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■Social Security number and account balances
■income and transaction history
■credit history and credit scores

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800.223.6448

This is not part of the Funds’ stockholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?

We collect your personal information, for example, when you

■open an account or provide account information
■seek advice about your investments or give us your income information
■give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■sharing for affiliates’ everyday business purposes—information about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■Neuberger Berman doesn’t jointly market.

This is not part of the Funds’ stockholder report.

Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158–0180 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of stockholders and is not an offer of shares of the Funds.

I0208 06/15

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman Intermediate Municipal Fund Inc. (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
The Code of Ethics is filed with the Registrant’s annual report on Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.
Item 5. Audit Committee of Listed Registrants.
Not applicable to semi-annual reports on Form N-CSR.
Item 6. Schedule of Investments.
The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable for the period covered by this Form N-CSR.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman Intermediate Municipal Fund Inc.
By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: July 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: July 1, 2015

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 1, 2015